UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934
_____________________

Date of Report (Date of earliest event reported): December 11, 2009

First National Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-24121	23-2900790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker St., Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

(570) 346-7667
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01	OTHER EVENTS

On December 11, 2009, the Company announced the declaration of a $.02 per share cash dividend payable December 28, 2009 to shareholders of record on December 21, 2009.  A press release dated December 11, 2009, regarding the fourth quarter cash dividend is attached as exhibit 99.1 and incorporated herein by reference

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit
99.1	Press release issued December 11, 2009 regarding the fourth quarter cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

First National Community Bancorp, Inc.
(Registrant)

Dated: December 11, 2009	/s/ William S. Lance
William S. Lance
Treasurer and
Principal Financial Officer

Exhibit Index

Item Number	Description
99.1	Press release issued August 26, 2009 regarding the third quarter cash dividend.